UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2011

TouchIT Technologies, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-151252	26-2477977
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 West Big Beaver Road Suite 200 Troy, MI 48084, USA
 (Address of principal executive offices)

Registrant’s telephone number, including area code:
00-44-207 858 1045

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or principal Officers; Election of Directors; Appointment of Principal Officers

 On October 21, 2011, TouchIT Technologies, Inc (the “Company”), through its board of directors (the “Board of Directors”), accepted the resignation of Recep Tanisman as Chief Executive Officer and from all other positions he held with the Company. In conjunction with the resignation, the Board of Directors agreed to repurchase and return to treasury the 16,110,000 shares of common stock held by Mr. Tanisman in exchange for the assets and subsequent closure of the Company’s two (2) Turkish subsidiaries, TouchIT Technologies Koll Sti and TouchIT Education Koll Sti. In addition, the transaction cleaned up the balance sheet of the Company as Mr. Tanisman agreed to assume the liability of all of the existing Turkish debtors, and the Company assumed the liability for all non-Turkish debtors and creditors. In connection with the transaction, Mr. Tanisman also agreed to indemnify the Company against any future claims from him.

The Board of Directors then voted unanimously with immediate effect to appoint Mr. Andrew Brabin as Chief Executive Officer (“CEO”) of the Company.

Item 7.01.  Regulation FD Disclosure.

On October 24, 2011, the Company issued a press release to announce the appointment of Mr. Andrew Brabin as the CEO.  A copy of the press release is attached as an exhibit hereto.

Item 9.01.  Financial Statements and Exhibits.

Exhibit	Description

99.01	Press release dated October 24, 2011. (Filed herewith)

Forward-Looking Statements

This filing contains statements that are forward-looking within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Such forward-looking statements are only predictions and are not guarantees of future performance.  Investors are cautioned that any such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties, certain assumptions and factors relating to the operations and business environments of TouchIT Technologies, Inc. that may cause the actual results of the companies to be materially different from any future results expressed or implied in such forward-looking statements.  Although TouchIT Technologies, Inc. believes that the expectations and assumptions reflected in the forward-looking statements are reasonable based on information currently available to its management, it cannot guarantee future results or events.  TouchIT Technologies, Inc. expressly disclaims a duty to update any of the forward-looking statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

TouchIT Technologies, Inc.

By:	/s/ Andrew Brabin
Name:	Andrew Brabin
Title:	Chief Executive Officer
Date:	October 28, 2011

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